STANDARD INDUSTRIAL LEASE - NET

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1. PARTIES. This lease, dated, for reference purposes only, August 18, 1994 is made by and between Robert Colman Trust (heroin called "Lessor") and. Accord Semiconductor Equipment Group, Inc. and Travis Wilson, Individually and Terrie Wilson, Individually (herein called "Lessee"),

2. PROMISES. Lessor hereby losses to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the county of- Maricopa State of Arizona commonly known as 5002 South Ash, Tempe, Arizona and described as approximately 14,000 square foot building said real properly including the land and all improvements therein, is heroin called "the promises".

3. TERM.

     3.1 TERM. THE TERM OF THIS LEASE SHALL BE FOR FIVE (5) YEARS COMMENCING ON October 1, 1994 AND ENDING ON SEPTEMBER 30, 1999 UNLESS SOONER TERMINATED PURSUANT TO ANY PROVISION HEREOF.,

     3.2 DELAY IN POSSESSION, NOTWITHSTANDING SAID COMMENCEMENT DATE, It (Of ANY REASON LESSOR CANNOT DELIVER POSSESSION OF THE PROMISES 10 LESSEE ON SAID DATE. LESSOR SHALL NOT BE SUBJECT TO ANY LIABILITY THEREFOR, NOR SHALL SUCH FAILURE AFFECT THE VALIDITY OF THIS LEASE OR THE OBLIGATIONS OF LESSEE HEREUNDER OR EXTEND THE TERM HEREOF, BUT IN SUCH CASE, LESSEE SHALL NOT BE OBLIGATED TO PAY RENT UNTIL POSSESSION OF THE PROMISES IS TENDERED TO LOSSES, PROVIDED, HOWEVER, THAT It LESSOR SHALL NOT HAVE DELIVERED POSSESSION OF THE PROMISES WITHIN SIXTY
(60) DAYS FROM SAID COMMENCEMENT DATE. LESSEE MAY, AT LESSEE'S OPTION. BY NOTICE IN WRITING TO LESSOR WITHIN TON (10) DAYS THEREAFTER, CANCEL THIS LEASE, IN
WHICH EVENT THE PARTIES SHALL BE DISCHARGED FROM ALL OBLIGATIONS HEREUNDER; PROVIDED FURTHER, HOWEVER. THAT IF SUCH WRITTEN NOTICE OF LESSEE IS NOT RECEIVED BY LESSOR WITHIN SAID TON (10) DAY PERIOD. LESSEE 3 RIGHT TO CANCEL THIS LEASE HEREUNDER SHALL TERMINATE AND BE OF NO FURTHER FORCE OR EFFECT.

     3.3 EARLY POSSESSION, IT LESSEE OCCUPIES THE PROMISES PRIOR TO SAID COMMENCEMENT DATE, SUCH OCCUPANCY SHALL BE SUBJECT TO ALL PROVISIONS HEREOF, SUCH OCCUPANCY SHALL NOT ADVANCE THE TERMINATION DATE, AND LESSEE SHALL PAY RENT FOR SUCH PERIOD AT THE INITIAL MONTHLY RATES SET FORTH BELOW.

4. RENT. LESSEE SHALL PAY TO LESSOR AS RENT FOR THE PROMISES, MONTHLY PAYMENTS OF $ see paragraph 48, IN ADVANCE, ON THE first DAY OF EACH MONTH OF THE TERM HEREOF. LESSEE SHALL PAY LESSOR UPON THE EXECUTION HEREOF $*5,880.00 AS RENT FOR amount does not include NNN charges nor rental tax.

RENT FOR ANY PERIOD DURING THE TERM HEREOF WHICH IS FOR LESS THAN ONE MONTH SHALL BE A PRO RATE PORTION OF THE MONTHLY INSTALLMENT RENT SHALL BE PAYABLE IN LAWFUL MONEY OF THE UNITED STATES TO LESSOR AT THE ADDRESS STATED HEREIN OR TO SUCH OTHER PERSONS Of AT SUCH OTHER PLACES AS LESSOR MAY DESIGNATE IN WRITING.

5. SECURITY DEPOSIT LESSEE SHALL DEPOSIT WITH LESSOR UPON EXECUTION HEREOF $25,000.00 AS SECURITY FOR LESSEE'S FAITHFUL PERFORMANCE OF LESSEE'S OBLIGATIONS HEREUNDER. 11 LOSSES FALLS TO PAY RENT OR OTHER CHARGES DUO HEREUNDER. OR OTHERWISE DEFAULTS WITH RESPECT TO ANY PROVISION OF THIS LEASE. LESSOR MAY USE. APPLY OR RETAIN ALL OR ANY PORTION OF SAID DEPOSIT FOR THE PAYMENT OF ANY RENT OR OTHER CHARGE IN DEFAULT OR FOR THE PAYMENT OF ANY OTHER SUM TO WHICH LESSOR MAY BECOME OBLIGATED BY REASON OF LESSEE'S DEFAULT OR TO COMPENSATE LESSOR FOR ANY LOSS OR DAMAGE WHICH LESSOR MAY SUFFER THEREBY. 11 LESSOR SO USES OR APPLIES ALL of ANY PORTION OF SAID DEPOSIT. LESSEE SHALL WITHIN TAN (10) DAYS ALTER WRITTEN DEMAND THEREFOR DEPOSIT CASH WITH LESSOR IN AN AMOUNT SUFFICIENT TO RESTORE SAID DEPOSIT TO THE FULL AMOUNT HEREINABOVE STATED AND LESSEE'S FAILURE TO DO SO SHALL BE A MALARIAL BREACH OF THIS LEASE. LESSOR SHALL NOT BE REQUIRED TO KEEP SAID DEPOSIT SEPARATE FROM ITS GENERAL ACCOUNTS. IT LESSEE PERFORMS ALL OF LESSEE'S OBLIGATIONS HEREUNDER. SAID DEPOSIT, OF SO MUCH THEREOF AS HAS NOT THERETOFORE BEEN APPLIED BY LESSOR, SHALL BE RETURNED, WITHOUT PAYMENT OF INTEREST OR OTHER INCREMENT FOR ITS USE. TO LASSOS FOR LESSOR'S OPTION, TO THE LAST ASSIGNEE, IF ANY, OF LESSEE'S INTEREST HEREUNDER) AT THE EXPIRATION OF THE TERM HEREOF. AND SLIER LESSEE HAS VACATED PREMISES. NO TRUST RELATIONSHIP IS CREATED HEREIN BETWEEN LESSOR AND LESSEE WITH RESPECT TO SAID SECURITY DEPOSIT. office and warehouse for semi conductor equipment

6. Use.

     6.1 Use. The Promises shall be used and Occupied only for And RELATED business or any other use which Is reasonably comparable and for no other purpose.

     6.2 Compliance with Law.

         (a) Lessor warrants to Losses that the Premises, In its state existing on the DATE THAT THE LEASE form commences. but without regard to the use for which Lessee will use the Promises, does not violate any covenants or restrictions of record. or any applicable building code. regulation or ordinance In effect on such Lease term commencement date. In the event It Is determined that this warranty has been violated. then It shall be the Obligation of the Lessor. after written notice from Lessee. to promptly, at Lessor's sole cost and expense. tacitly any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences. the correction of same shall be the obligation of the Losses at Lessee's sole cost. The warranty contained In this paragraph 6.2
(a) shall be of no force of effect it, prior to the date of this Lease, Lessee was the owner or occupant of the Promises. and. In such event. Lessee shall correct any such violation of Lessee's sole cost.

         (b) Except as provided In paragraph 6.2(a). Lessee shall. at Lessee's expense. comply promptly with all applicable statutes, ordinances. rules. regulations. orders, covenants and restrictions of record. and requirements in effect during the term or any part of the term hereof. regulating the use by L03SOO 01 Ins Promises. Lessee shall not use nor permit the use of the Promises In any manner that will tend to create Waste or a nuisance of. it there shall be more than one tenant In the building containing the Promises. shall land to disturb such other tenants.

      6.3 Condition of Promises.

         (a) Lessor shall deliver the Promises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning hosting, and loading doors in the Promises shall be in good operating condition on the Lease commencement date. In the event that It Is determined that this warranty has bean violated, then it shall be the obligation of Lessor, after receipt of written notice from Losses setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost. rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained In this paragraph 6.3(a) shall be of no force or effect It prior to the date of this Lease, Lessee was the owner or occupant of the Premises.

         (b) Except as otherwise provided in this Lease. Losses hereby accepts the Promises In their condition existing as of the Lease commencement date or the date that Lessee takes Possession of the Promises. whichever is earlier. subject to all applicable zoning. municipal. county and state laws. ordinances and regulations governing and regulating the Us* Of the Premises, and any covenants or restrictions of me" And accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Losses acknowledges that neither Lessor nor Lessor's agent has made any representation of warranty as to the present or future suitability of the Promises for the conduct of Lessee's business.

7. Maintenance, Repairs and Alterations

     7.1 Lessee's Obligations. Lessee shall keep in good order. condition and repair the Promises and every part thereof. structural and non structural. (whether or not such portion of the Promises requiring repair. or the means of repairing the same are reasonably or readily accessible to Lessee. and whether or not the need for such repairs occurs as a result of Lessee's use. any prior use. the elements or the age of such portion of the Premises) INCLUDING, WITHOUT limiting the generality of the foregoing. all plumbing. heating. air conditioning (Lessee shall procure and maintain. at Lessee's expense, an air conditioning system maintenance contract) ventilating. electrical. lighting facilities and equipment within the Promises. fixtures, walls (interior and exterior), foundations, callings, roots (interior and exterior), floors, windows, doors, late glass and skylights LOCATED within the Promises. and all landscaping. driveways. parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Promises.

     7.2 Surrender. On the last day of the term hereof, or on any sooner termination. LOS308 shall surrender the Promises to Lessor in the same condition as when received, ordinary west and teat excepted, clean and free of debris. Lessee shall repair any damage to the Promises by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems. lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

     7.3 Lessor's Rights. It Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease. Lessor may at its option (but shall not be required to) enter upon the Promises alter ton (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required). perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with Interest thereon at the rate of 15% shall become due and payable as additional rental to Lessor together with Lessee's next rental Installment.

     7.4 Lessor's Obligations. Except for the obligations of Lessor under Paragraph 6.2(a) and 6.3(a) (relating to Lessor's warranty). Paragraph 9 (relating to destruction of the Promises) and under paragraph 14 (relating to condemnation of the Promises), it is intended by the parties hereto that Lessor have no obligation, In any manner whatsoever, to repair and maintain the Premises nor the building located thereon not the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Los a expressly waives the benefit of any statute now or 'hereinafter in effect which would otherwise afford Lessee the right to make repairs at Less see expense of 10 terminate this Lease because of Lessor's failure to keep the promises in good order, condition and repair.

      7.5 Alterations and Additions.

         (a) Lessee shall not, without Lessor's prior written consent make any alterations. improvements, additions. or Utility Installations in. on of whether or not in excess of $2,500 in cumulative cost. Lessee shall make no change or alteration 10 the exterior of the Premises no a about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Leas In any event, the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.5 the term "Utility Installation*' shall mean carpeting, window coverings, air lines, power panels, electrical distribution Systems. lighting fixtures. space heaters, air conditioning. plumbing. and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lasso( may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and Completion bond in an amount equal to one and one-hall times the estimated cost of such improvements, to insure Lessor against any liability lot mechanic's and materialmen's lions and to insure Completion of the work. Should Lessee make any alterations. improvements. Additions of Utility Installations Without the prior approval of Lessor. Lessor may require that Lessee remove any or all of the same.

         (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with Proposed detailed plans. It Lessor shall give its consent. the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies. the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious Manner.

         (c) Lessee shall pay, when due. all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the premises, which claims are or may be secured by any mechanics' or materialmen's lien against the premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as as Provided by law, If Lessee shall, In good faith, contest the validity of any such lien. claim Or as Provided by law, If Lessee shall, In good faith, contest the validity of any such lien. claim Or at its sole expense defend itself and Lessor against the same and shall pay and satisfy any, such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Promises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand Indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee 10 pay Lessor's attorneys lees and costs in participating In such action it Lessor shall decide It Is to Its best Interest to do so.

         (d) Unless Lessor requires their removal, as sot forth in Paragraph 7.5(a), all alterations. improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee). which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Promises at the expiration of the term. Notwithstanding the provisions of this paragraph 7.5 (d), Lessee's machinery and equipment, of her than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of the Paragraph 7.2.

     8.1 Insuring Party. As used In this Paragraph 8, the term "insuring -party" shall mean the party who has the obligation to obtain the Properly Insurance (squired hereunder. The insuring patty shall be designated in Paragraph 46 hereof. In the event Lessor Is the insuring party. Lessor shall also maintain the liability insurance described in paragraph 8.2 hereof, In addition to, and not In lieu of, the insurance required to be maintained by Losses under said paragraph 8.2, but Lessor shall not be (squired to name Lessee as an additional Insured on such policy. Whether the insuring pelf Is the Lessor or the Lessee, Lessee shall, as additional rent for the Promises, pay the cost of all Insurance required hereunder, except lot that portion of the cost attributable to Lessor's liability Insurance coverage In excess of $1,000,000 per occurrence. It Lessor is the Insuring party LOSSES shall, within ton (10) days following demand by Lessor, reimburse Lessor for the cost of the Insurance so obtained.

     8.2 Liability Insurance. Lessee shall, at Lessee's expense obtain and keep In force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Properly Damage insurance Insuring Lessor and Losses against any liability arising out of the ownership, use, occupancy or maintenance of the Promises and all areas appurtenant therein. Such Insurance shall be a combined single limit policy In an amount not less than $500.000 pat occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not. however, limit the liability of Lessee hereunder.

     8.3 Properly Insurance,

         (a) The insuring party shall obtain and keep in force during the form of this Lease a policy or policies of insurance covering loss or damage to the Promises, in the amount of the full replacement value thereof, as the same may exist from time to time, which replacement value is now $750,000.00 but In no event less than the total amount required by lenders having lions on the Promises. against all perils included within the classification of lire, extended coverage, vandalism, malicious mischief, flood (In the event same is required by a lender having a lion on the Premises), and special extended perils ("all risk" as such term Is used in the insurance industry). Said Insurance shall provide for payment of loss thereunder to Lessor or to (he holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition. obtain And keep in force during the term of this Lease a policy of rental value Insurance covering a period of one year. with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance as well as an automatic Increase in insurance endorsement causing the increase in annual properly insurance coverage by 2% per quarter. If the Insuring party shall fail to procure and maintain said Insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. It such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.

         (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Promises, then Lessee shall pay for any Increase in the property insurance of such other building or buildings it said Increase if, caused by Lessee's Acts, omissions, use or occupancy of the Promises.

         (c) 11 the Lessor is the insuring party the Lessor will not Insure Lessee's fixtures, equipment or tenant improvements unless [he tenant improvements have become a part of the Promises under paragraph 7, hereof. But if Lessee is the Insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

     8.4 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least 8 plus. or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring patty shall deliver to the other party copies of policies of such insurance of certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. It Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph
8.3. 11 Lessee does or permits to be done anything which shall increase the cost of the insurance policies retorted to in Paragraph 8,3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase In the cost of insurance. If Lessor Is the Insuring party, and it the insurance policies maintained hereunder cover other improvements in addition to the Promises, Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance coal Increase and showing in reasonable detail the manner In which It has been computed.

     8.5 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in. on or about the Promises. whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall. upon obtaining the policies of Insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained In THIS LEASE.

     8.6 Indemnity. Lessee shall Indemnity and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises Or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach of default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee. of any of Lessee's agents, contractors, of employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such Claim or any action or PROCEEDING BROUGHT THEREON; AND IN CASE ANY ACTION OR PROCEEDING be BROUGHT AGAINST LESSOR BY REASON OF ANY SUCH CLAIM, LESSEE upon notice from Lessor shall defend the SAME AT LESSEE'S EXPENSE by COUNSEL SATISFACTORY TO LESSOR. LESSEE, as A MATERIAL
PART of the consideration to Lessor, hereby assumes all risk of damage to properly or injury to persons, In, upon or ABOUT THE PREMISES ARISING FROM ANY CAUSE AND LESSEE hereby waives all claims In respect thereof against Lessor.

     8.7 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for Injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other properly of Lessee, Lessee's employees. invitees. customers. or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury Is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction of other detects of pipes, sprinklers, wires, appliances, plumbing. air conditioning or lighting fixtures, or from any other cause. whether the said damage or injury results from conditions arising upon the Premises of upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage of Injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable lot any damages arising from any act or neglect of any other tenant. if any. of the building in which the Premises are located.

9 Damage or Destruction.

     9.1 Definitions.

         (a) "Promises Partial Damage" shall herein mean damage or destruction to the Promises to the extent that the cost of repair Is less than 50% Of the then replacement cost of the Premises. "Promises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.

         (b) "Promises Total Destruction" shall herein mean damage or destruction to the Promises to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building. Total Destruction" shall herein mean damage of destruction to the building of which the Promises are a part to the extent that the cost of repair is 60% or more of the than replacement cost of such building as a whole.

         (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8,

     9.2 Partial Damage -Insured Loss. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, If at anytime during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue In lull force and Affect. Notwithstanding the above, It the Lessee Is the Insuring party, and It the Insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required In addition to the Insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage In the Insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall In no event have any right to reimbursement for any such amounts so contributed.

     9.3 Partial Damage Uninsured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, It at any time during the term of this Lease there is damage which Is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (In which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (1) repair such damage as soon as reasonably possible at Lessor's expense, In which event this Lease shall continue In full force and effect, or (11) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's Intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intentions to cancel and terminate this Lease, Lessee shall have the right within ton (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, In which event this Lease shall continue In full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.4 Total Destruction, If at any time during the term of this Lease there Is damage, whether or not an Insured Loss. (including destruction required by any authorized public authority), which falls into the classification of Promises Total Destruction or Promises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

     9.5 Damage Near End of Term.

         (a) 11 at anytime during the last six months of the term of this Lease there Is damage, whether or not an Insured Loss, which falls within the classification of Promises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

         (b) Notwithstanding paragraph 9.5(a), In the event that Lessee has an option to EXTEND OR RENEW THIS LEASE, AND the time within which said option may be exercised has not yet expired, Lassos shall exercise such option, It it Is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Promises Partial Damage during the last six months of the term of this Lease. It Lessee duly exercise such option during said 20 day period, Lessor shall. at Lessor's expense. repair such damage as soon AS reasonably possible and this Lease shall continue in lull force and effect, 11 Lessee falls to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision In the grant of option to the contrary.

      9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

         (a) In the event of damage described In paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the tent payable hereunder for the period during which such damage, repair or restoration continues shall be abated proportion to the degree to which Lessee's use of the Premises Is Impaired.. Except for abatement of tent, It any. Lessee shall have no claim make against Lessor lot any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) 11 Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lea so b giving Lessor written notice of Lessee's election to do so at anytime prior to the commencement of such repair or restoration. In such event this ease shall terminate as of the dole of such notice.

     9.7 Termination -Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance tent and any advance payments made by Lessee to Lessor. Lessor shall, In addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.8 Waiver. Lessor and Lessee waive the provisions Of any statutes which relate to termination Of LEASES when leased properly is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

     10.1 Payment of Taxes. Lessee shall pay the real property tax, as defined In paragraph 10.2, Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. 11 any such taxes paid by Lessee shall cover any period of time prior to or alter the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be In effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, In which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with Interest at the rate of 15%

     10.2 Definition of "Real Properly Tax". As used herein, the term "real property tax" shall Include any form of real estate tax or assessment, general, special, ordinary of extraordinary, and any license fee, commercial rental tax. Improvement bond or bonds, levy or lax (other than inheritance, personal income or estate taxes) Imposed on the Promises by any authority having the direct or indirect power to tax, including any city, slate or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor In the Premises or In the real property of which the Promises are 'a part, as against Lessor's right to rent of other income therefrom, and as against Lessor's business of leasing the Promises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (I) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of " real property tax," or (ii) the nature of which was hereinbefore Included within the definition of "real property tax," or
(III) which Is imposed for a service of fight not charged prior to June 1, 1978, or, 11 previously charged, has been Increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's Interest in the Premises or which Is added to a tax or charge hereinbefore Included within the definition of real property tax by reason of such transfer, or (v) which Is Imposed by reason of this transaction, any modifications or changes hereto, of any transfers hereof

     10.3 Joint Assessment. it the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes lot all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in [he assessor's work shoots Of such other Information as may-be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings. equipment and all other personal property of Lessee contained In the Promises or elsewhere. When possible, Lessee shall cause said trade fixtures. furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         (b) 11 any of LESSEE'S said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days alter receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay lot all water, gas, heat, light, power, telephone and other utilities and services supplied to the Promises. together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other promises.

12. Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest In this Lease or in the Promises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment. transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     12.2 LEASES AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Promises. of any portion thereof without Lessor's Consent, to any corporation which controls, Is controlled by or It UNDER COMMON CONTROL WITH Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Promises, provided that said assignee assumes. In full, the obligations of Lessee under this Lease. Any such assignment shall not in any way, affect or limit the liability of Lessee under the terms of this Lease even it alter such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the ten; and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, In the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity, of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments of modifications to this Lease with assignees.

of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining Its or their consent thereto and such action shall not relieve Lessee of liability under this Lease,

     12.4 Attorney's Fees. In the event Lessee shall assignor sublet the Premises or request the consent of Lessor to any assignment or subletting or it Lessee shall request the consent of Lessor lot any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys 1003 Incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13. Defaults; Remedies.

     13.1 Defaults The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

         (a) The vacating or abandonment of the Promises by Lessee.

         (b) The failure by Lessee to make any payment of rent or any other payment required lobe made by Lessee hereunder. as and when due, where such failure shall continue lot a period of three days after written notice [hereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice requited by this subparagraph.

         (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease so to be observed or performed by Lessee, other than described in paragraph (b) above. where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that It the nature of Lessee's default Is such that more than 30 days ate reasonably required for its cure. then Lessee shall not be deemed to be in default It Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

         (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors: (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. ss. 101 of any successor statute thereto (unless, In the case of a petition filed against Lessee, the same Is dismissed within 60 days): (iii) [he appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession Is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's Interest In this Lease, where such seizure is not discharged within 30 days Provided, however. in the event that any provision of this paragraph 13.1 (D) IS contrary to any applicable law. such provision shall be of no force or effect.

         (a) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee. any subtenant of LESSEE. any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

         (a) Terminate Lessee's fight to possession of the Premises by any lawful means, In which case this Lease shall terminate and Lessee shall immediately surrender tender possession of the Premises to Lessor, In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of retailing, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term alter the time of such award exceeds the amount of such rental loss for the same period the Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

         (b) Maintain Lessee's right to possession In which case this Lease shall continue In effect whether or not Lessee shall have abandoned the Promises, In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease. Including the right to recover the font as it becomes due hereunder,

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the slate wherein the Promises are located. Unpaid installments of rent and other unpaid monetary obligations of LESSEE under the terms of this Lease shall bear Interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lessor. Lessor shall not be In default unless Lessor (site to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee In writing, specifying wherein Lessor has failed to perform such obligation provided I however, that If the mature of Lessor's obligation Is such that more than thirty
(30) days are required for performance than Lessor shall not be in default If Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited 10, processing and accounting charges, and late charges which may be Imposed on Lessor by the terms of any mortgage or trust dead covering the Promises. Accordingly, it any installment of rent or any other sum due from Lessee shall not be received by Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee. Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount, The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor WILL incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall In no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other fights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive Installments of rent, then tent shall automatically become due .and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

     13.5 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of sent of any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, it Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent as estimated by Lessor, FOR REAL PROPERTY Tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. SUCH FUND SHALL BE ESTABLISHED to insure a payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are Insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph MAY be intermingled with other moneys of Lessor and shall not bear Interest. In the event of a default In the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph MAY, AT THE OPTION OF LESSOR, BE APPLIED TO THE PAYMENT OF ANY MONETARY DEFAULT OF LESSEE IN LIEU OF BEING APPLIED TO THE PAYMENT OF REAL PROPERTY TAX AND INSURANCE PREMIUMS.

14. Condemnation. I (the Promises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the dale the condemning authority lakes title or possession, whichever first occurs, 11 more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is no( occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within Ion (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days allot the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease In accordance with the foregoing. this Lease shall remain In full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced In the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Promises. No reduction of rent shall occur If the only Area taken Is that which does not have a building located thereon. Any award for the taking of all or any part of the Promises under the power of eminent domain or any payment made under threat of the exorcise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages: provided, however. that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease Is not terminated by reason of such condemnation. Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Promises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount In EXCESS of such severance damages required to complete such repair,

15. Broker's Fee.

         (a) Upon execution of this Lease by both parties. Lessor shall pay to J & J Commercial Properties, Inc. Licensed real estate broker(s). a fee as set forth in a separate agreement between Lessor and said broker(s) or in the event there is no separate agreement between Lessor and said broker(s) the sum of $ separate agreement for brokerage services rendered by said broker(s) to Lessor in this transaction.

         (b) Lessor further agrees that if Lessee exercises any Option as defined in paragraph 39.1 of this Lease, which Is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises alter the expiration of the form of this Lease after having failed to exercise an Option, or It said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property In which Lessor has an Interest, then as to any of said transactions, Lessor shall pay said broker(s) a fee In accordance with the schedule of said broker(s) In effect at the time of execution of this Lease.

         (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest In said (eat property of any part thereof, when such lee Is due hereunder, Any transferee of Lessor's interest in this Least, whether such transfer Is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of [he provisions of this Paragraph 15.

16. Estoppel Certificate.

         (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (1) certifying that this Lease Is unmodified and In full force and effect (or, It modified stating the nature of such modification and certifying that this Lease, as so modified, Is in full force and effect) and the date to which the rent and other charges are paid In advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults If any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

         (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall by -Wag conclusive upon Lessee (I) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (it) that there a no uncured defaults In Lessor's performance, and (ill) that not more than one month's (ant has been paid In advance or such failure may I considered by Lessor as a default by Lessee under this Lease.

         (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statement shall include the Past 111180 years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time In question of the fee title or a lessee Interest in a ground lease of the Promises, and except as expressly provided In Paragraph 15, In the event of any transfer of such title or interest Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the dais of such transfer of a LIABILITY AS respects Lessor's obligations thereafter to be performed, provided a fund In the hands of Lessor or the then grantor at the time such transfer, in which Lessee has an Interest, shall be delivered to the grantee. The obligations contained In this Lease to be performed by Lessee shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SeverabilIity, The Invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof,

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the rate of 15% from the date due. Payment of such Interest shall not excuse or cure any default by Lessee under this Lease provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence.

21. Additional Rant. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. NO prior agreement or understanding pertaining to any such matter shall be effective. This Lease maybe modified In writing only, signed by the parties in Interest at the time of the modification, Except as otherwise stated In this Lease, Lessee hereby acknowledges that neither the (as estate broker listed In Paragraph 15 hereof nor any cooperating broker on this transaction not the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative 19 the condition or use by Lessee of said Premises and Lessee acknowledges that Losses assumes all responsibility regarding the Occupational Safety Health Act. the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations In effect DURING THE TERM OF THIS LEASE EXCEPT AS OTHERWISE SPECIFICALLY STATED in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be In writing and me be given by personal delivery or by certified mail, and it given personally or by mail, shall be deemed sufficiently given If addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Promises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. NO waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any, subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not boa waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge It such preceding breach at the lime of acceptance of such rent,

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. It Lessee, with Lessor's consent, remains In possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, it any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law at in equity.

28. Covenants and Conditions. Each provision of this Lease per formable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect,, Choice of Low. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the par ties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the Slate wherein the Promises are located.

30. SUBORDINATION.

         (a) This Lease. at Lessor's option, shall be subordinate to any ground lease, mortgage, dead of trust, or any other hypothecation or security now or hereafter placed upon the real properly of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations. replacements and extensions thereof. Notwithstanding such subordination. Lessee's fight to quiet possession of the Promises shall not be disturbed if Lessee Is not in default and so long as Lessee shelf pay the tent and observe and perform all of the provisions of this Lease, unless this Lease Is otherwise terminated pursuant to its terms. 11 any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lion of its mortgage, dead of trust or ground lease. and shall give written notice thereof to Lessee. this Lease shall be deemed prior to such mortgage, dead of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in- fact. Lessee does hereby make, constitute and Irrevocably appoint Lessor as Lessee's attorney-In-fact and In Lessee's name. place and $lead, to execute such documents in accordance with this paragraph 30(b),

31. Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall Inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lassoes Access. Lessor and Lessor's agents shall have the right to enter the Promises at reasonable times for the purpose of inspecting the same showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, Improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable.
Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct. nor permit to be conducted, either voluntarily or Involuntarily, any auction upon the Promises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary In this Lease, Lessor shall riot be obligated to exercise any standard of reasonableness In determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Promises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent of sublet signs thereon.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor Of Any or all of such subtenancies.

36. Consents. Except for paragraph 33 hereof, wherever In this Lease the consent of one party Is required to an act of the other party such consent shall not be unreasonably withheld.

37, Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38 Quiet Possession, Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and PROVISIONS ON LESSEE'S part to be observed and PERFORMED HEREUNDER, LESSEE SHALL HAVE quiet possession of the Promises for the entire term hereof subject to all of the provisions of this Lease. The Individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor And that such execution is binding upon all parties holding an ownership Interest in the Premises.

39. Options.

     39.1 Definition, As used In this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease of to renew this Lease or to extend or renew any lease that Lessee has On other properly of Lessor (2) the option or tight 01 first refusal 10 lease the Premises or the right of first offer to lease the Premises or the right (it first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (3) the right or option to purchase the Promises, or the tight of first refusal to purchase the Promises, or the right of first offer to purchase the Premises or the right of option to purchase other properly of Lessor, or the fight of first refusal 10 purchase other property of Lessor of the right of first offer to purchase other properly of Lessor.

     39.2 Options Personal. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned voluntarily or Involuntarily. by or to any person or entity other than Lessee, provided, however, the Option maybe exercised by or assigned loan) Losses Affiliate as defined In paragraph 12.2 of this Lease, The Options herein granted to Lessee are not assignable separate and apart from this Lease,

     39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option 10 extend or renew this Lease has been so exercised.

     39.4 Effect of Default on Options.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision In the grant of Option to the contrary. (I) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13. 1 (b) or 13. 1 (c) and continuing until the default alleged In said notice of default Is cured, or (11) during the period of lime commencing on the day after a monetary obligation to Lessor Is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation Is paid, or (III) at any lime after in event of default described In paragraphs 13.1 (a), 13. 1 (d), or 13.1 (e) (without any necessity of Lessor to give notice of such default to Lessee). or (iv) in the event that Lessor has given to Losses three or more notices of default under paragraph 13. 1 (b), where a Into charge has become payable undo paragraph 13.4 for each of such defaults, or paragraph 13.1 (c), whether or not the defaults ore cured, during the 12 month period prior to the time that Losses Intends to exercise the subject Option.

         (b) The period of lime within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's Inability to exercise an Option because of the provisions of paragraph 39.4(a).

         (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect. notwithstanding Lessee's due and timely exercise of the Option, If, after such exercise and during the term of this Lease. (1) Losses tails to pay to Lessor a monetary obligation of Losses for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified In paragraph 13.1 (c) within 30 days after the dale that Lessor gives notice to Lessee of such default and/or Lessee falls thereafter to diligently prosecute said cure to completion. or (III) Lessee commits a default described In paragraph 13. 1 (a). default or 13. 1 (a) (without any necessity of Lessor to give notice of such default to Losses). or
(iv) Lessor gives to Lessee three or more notices of de suit under paragraph 13. 1 (b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13. 1 (c). whether or not the defaults are cured.

40. Multiple Tenant Building In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that 11 will abide by. keep and observe all reasonable rules and regulations which Lessor may make from lime to lime for the management, safety. cafe. and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a malarial breach of this Lease by Losses.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not Include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties. 1

42. Easements. Lessor reserves to Itself (he right, from time I of time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long so such easements, rights, dedications, Maps and restrictions do not unreasonably Interfere with the use of the Promises by Lessee. Losses shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. Performance Under Protest. It at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money Is asserted shelf have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to Institute suit for recovery of such sum. 11 It shall be adjudged that there was no legal obligation on the a part of said party to pay such sum or any part thereof. said party shall be entitled to recover such sum or so much thereof as It was not legally required to pay under the provisions of this Lease.

44, Authority. It Losses Is a corporation. trust. or general or limited partnership. each Individual executing this Lease on behalf of such entity represents and warrants that he or she Is duly authorized to execute and deliver THIS LEASE on behalf of said entity. It Lessee is a corporation, trust of partnership, Losses shall. within thirty (30) DAYS AFTER EXECUTION OF THIS LEASE. deliver to Lessor evidence of such authority satisfactory to Lessor.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Insuring Partly. The Insuring party under this lease shall be the Lessor

47. Addendum. Attached hereto Is an addendum or addenda containing paragraphs 48 through 58 which constitutes a part of this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION 08 BY THE REAL ESTATE BROKER 08 ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY. LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE, AT THE PLACE ON THE DALES SPECIFIED IMMEDIATELY ADJACENT I* their respective signatures.



Executed at                                  ROBERT COLMAN TRUST
            ---------------------------      -----------------------------------
on                                           By
   ------------------------------------         --------------------------------

Address                                      By  Robert Colman, Trustee
       --------------------------------         --------------------------------
                                                 "LESSOR" (Corporate seal)
       --------------------------------

Executed at                                     ACCORD SEMICONDUCTOR EQUIPMENT
           ----------------------------         --------------------------------
                                                GROUP- INC.
                                                TRAVIS WILSON, INDIVIDUALLY
on                                              TERRIE WILSON INDIVIDUALLY
   ------------------------------------

                                             By /s/ Travis Wilson  8/19/94
                                                --------------------------------
                                                Travis Wilson, President

                                             By /s/ Travis Wilson  8/19/94
                                                --------------------------------
                                                Travis Wilson, Individually

                                             By /s/ Terrie Wilson  8/19/94
                                                --------------------------------
                                                Terrie Wilson, Individually

                               GUARANTEE OF LEASE

         THEREAS a certain Lease of even date herewith has been, or will be, executed by and between ROBERT COLMAN TRUST therein and herein referred to as "Landlord", and TRAVIS WILSON INDIVIDUALLY AND AS HUSBAND AND WIFE therein referred to as "Tenant", covering certain premises in the City of Tempe, County of _Maricopa State of Arizona; and

         WHEREAS, (lie Landlord under said Lease requires as a condition to its execution or said Lease that the undersigned guarantee the [TILL performance of the obligations of Tenant (hereunder; and

         WHEREAS, the undersigned is desirous THAT LANDLORD ENTER SAID LEASE WITH TENANT.

         NOW, THEREFORE in consideration of (lie execution of said Lease by Landlord, the undersigned hereby unconditionally g the [TILL performance of cacti and all of the terms, covenants and conditions of said Lease to be kept and performed by said Tenant, including the payment of all rentals and other charges to accrue thereunder. The undersigned further agrees as follows:

         1. THIS covenant and agreement on its part shall continue in favor of the Landlord notwithstanding any extension, modification or alteration of said Lease entered into by and between the parties thereto, or their successors or assigns, or notwithstanding any assignment of said Lease, with or without the consent of the Landlord, and no extension, modification, alteration of (lie above referred to Lease shall in any manner release or discharge the undersigned and it does hereby consent thereto.

         2.  This   Guarantee  will  continue   unchanged  by  any   bankruptcy,
reorganization or insolvency of Tenant or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of Tenant.

         3. Landlord may, without notice, assign this GUARANTEE OF LEASE IN WHOLE OR IN PART, AND no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the undersigned hereunder,

         4. The liability of (lie undersigned under this Guarantee of Lease shall be primary; and III all), right of action which shall accrue to Landlord under the Lease, Landlord may, at its Option, proceed against the undersigned without having commenced any action, or having obtained against the

         5. The undersigned shall pay Landlord's reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to (lie obligations hereby granted, or in enforcing this Guarantee of Lease against the undersigned, individually and jointly.

         6. The undersigned dues hereby waive notice of any demand by the Landlord, as well as any notice of default in the payment of rent or any other amount contained or reserved in (lie Lease.

         7. The use of the singular herein shall include the plural. The obligation of two or more parties shall be joint and several. The terms and provisions of this Guarantee shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named. I

         WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed this day of August , 1994

                                             GUARANTOR:
                                             TRAVIS WILSON AND TERRIE WILSON
                                                                        SON

                                             By /s/ Travis Wilson
                                                --------------------------------
                                                Travis Wilson,

                                             By /s/ Terrie Wilson
                                                --------------------------------
                                                Terrie Wilson,


                                             Address:

                                             3834 Winsong Drive
                                             Phoenix, AZ  85044
                                             (602) 759-7147

                                  ADDENDUM "A"

This Addendum, including paragraphs 48 through 58, is made to that certain Lease Agreement dated August 18, 1994 by and between Robert Colman Trust ("Lessor") and Accord Semiconductor Equipment Group, Inc., and Arizona corporation and
Travis Wilson and Terrie Wilson, Individually ("Lessee"), and is made an integral part thereof. In the event of a conflict between the Lease Agreement and this Addendum, this Addendum shall prevail.

48.      RENTAL SCHEDULE

Months  1 -36 = $5,880.00/month + net charges + tax
Months 37 -48 = $3,160.00/month + net charges + tax
Months 49 -60 = $6,440.00/month + net charges + tax

49.      EARLY OCCUPANCY.

It is understood and agreed by both parties that it is the intent of the Landlord to allow the Tenant occupancy of the leased premises on August 19, 1994. From the date of occupancy until September 30, 1994, no rent shall be paid by Tenant. From October 1, 1994, rental shall be paid as provided for in the Lease Agreement. All of the covenants and conditions of the Lease shall be binding upon both parties from the actual date of occupancy.

50.      TENANT IMPROVEMENTS.

Lessor will, at Lessor's sole cost and expense, clean the offices, windows, restrooms and sweep the warehouse floor.

51.      PARKING.

Lessee shall be entitled to park in common with other Lessees. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other Lessees in the use of parking facilities. Lessee shall be assigned 50 parking spaces, including 12 covered spaces. Lessee agrees to cooperate with Lessor in the use of parking facilities. There shall be no overnight storage of vehicles or trailers in the parking areas or outside of premises. Lessor may remove vehicle from property after a three (3) day notice to do so has been posted on vehicle. lessee shall bear the cost of such removal.

52.      OTHER.

1. Lessor will warrant all electrical, plumbing, mechanical and HVAC equipment for the first 45 days of this lease term.

2. Lessee agrees to obey all rules and regulations of the Association, including but not limited to all assessments and any other charges that may be imposed on Lessee by the Association.

53.      TAXES AND INSURANCE

Notwithstanding the above, lessor and Lessee agree that Lessor shall pay for property taxes when due for fire and liability insurance, when due, and monthly landscaping costs. Lessee agrees to reimburse Lessor by paying Lessor an additional $1,526.5 per month plus applicable taxes during the term of this Lease. Lessor agrees that within sixty (60) days after each anniversary date of this Lease, to give an accounting of the above expenses, and, if the above monthly payment is in excess of the actual amount, reimburse Lessee. Lessee agrees that if said amount is less than the actual costs, to reimburse Lessor the balance due within fifteen (15) days of receipt of said accounting. At this time, estimated annual taxes are $12,735. , estimated annual insurance is $2,583.00 and annual landscaping cost is $3,000.00, thus monthly payments beginning October 1, 1994 for the above expenses shall be $1,526.5 plus applicable taxes.

Lessor gives Lessee the right, at Lessee's expense, to protest property taxes.

In the event Lessee fails to PERFORM any of the above provisions, such failure will constitute a material breach of the Lease and-in addition to Lessor's other remedies Lessor may use said security deposit of $25,000.411 to compensate for any damages which Lessor may suffer by reason of Lessee's default.

Insurance policies purchased be, Lessor under this paragraph 53 must be reasonably acceptable to Lessee. In the event Lessee gives notice to Lessor in writing stating that an insurance policy is unacceptable and the reasons therefore, Lessee shall have the right to obtain a replacement insurance policy in accordance with paragraph 6. Lessor shall continue to make the payments on the replacement insurance policy and the amount of the insurance payments due under this paragraph 53 shall be modified accordingly. In the event the services provided by the landscaping contractor hired be, Lessor are not reasonably acceptable to Lessee, Lessor, after notice from Lessee, will, as soon as practicable, replace the landscaping contractor.

55.      STRUCTURAL INTEGRITY OF BUILDING.

Lessor warrants that the Premises have no material structural defect which would have a material adverse effect on Lessee's ability to occupy the Premises for the duration of the Lease and any option period thereto; provided, however, that any structural defect caused by action of Lessee shall not be included in this Warranty.

56.      INDEMNITY.

In the event that the Premises are determined by inspection of the City of Tempe to be structurally unsound or to materially violate building code, regulation or ordinance, Lessee shall have the right to terminate the Lease and Lessor will indemnify Lessee for all move-in and move-out costs. This indemnity shall terminate and be of no force and effect- after two months from the occupancy date of the lease. Lease.

57.      OPTION TO EXTEND LEASE.

Lessee shall have an Option to extend this Lease for one additional five year period at the then market rate by giving written notice of its intention to exercise its Option at least 180 days prior to the termination of the Lease term.

58.      MISCELLANEOUS.

         a. Paragraph 7.5(b) of the Lease shall be modified by adding the following language at the end of the existing paragraph:

                  Lessor shall not unreasonably withhold consent to alterations. Lessor acknowledges that it is the intent of Lessee to materially alter the interior of the Premises including, without limitation, moving interior walls, wiring and plumbing. Lessee agrees to make such alterations according to building codes and to use Arizona licensed contractors. lessee further agrees not to mater5ially alter the currently existing offices without prior approval of Lessor, which consent will not be unreasonably withheld.

Agreed:

Lessor:                                 Lessee:
Robert Colman Trust                     Accord Semiconductor Equipment Group,
                                        Inc. and Travis Wilson and Terrie
                                        Wilson, Individually

By:                                     By: /s/ Travis Wilson  8/19/94
   -----------------------------           -----------------------------------
   Robert Colman, Trustee                  Travis Wilson, President

                                        By /s/ Travis Wilson  8/19/94
                                           -----------------------------------
                                           Travis Wilson, Individually

                                        By /s/ Terrie Wilson  8/19/94
                                           -----------------------------------
                                           Terrie Wilson, Individually

                                  EXHIBIT "A"

                               DECLARATIONS PAGE
                      STATE FARM FIRE AND CASUALTY COMPANY
                  1665 WEST ALAMEDA DRIVE, TEMPE AZ 85289-001
           A STOCK COMPANY WITH HOME OFFICES IN BLOOMINTON, ILLINIOS

--------------------------------------------------------------------------------

NAMED INSURED AND MAILING ADDRESS       MORTGAGEE
COLMAN, ROBERT ALLEN &                  M & I THUNDERBIRD BANK
ROBERT COLMAN TRUST                     REAL ESTATE DEPT (91)
610 SANTA MONICA BLVD                   C/O COLLATERAL CONTROL DEPT
SANTA MONICA CA 90401-1632              ONE EAST CAMELBACK
                                        PHOENIX AZ 85012

                                         COV A - INFLATION COVERAGE INDEX: 113.8
BUSINESS POLICY - SPECIAL FORM 3         COV B - CONSUMER PRICE INDEX: N/A

--------------------------------------------------------------------------------
AUTOMATIC RENEWAL IF THE POLICY PERIOD IS SHOWN AS 12 MONTHS, THIS POLICY WILL BE RENEWED AUTOMATICALLY SUBJECT THE PREMIUMS, RULES AND FORMS IN EFFECT FOR each SUCCEEDING POLICY PERIOD. IF THIS policy is terminated, we will HAVE YOU AND THE MORTGAGEE/LIENHOLDER WRITTEN NOTICE IN COMPLIANCE WITH the policy provisions or as required by law.

POLICY PERIOD:    12 MONTHS       THE POLICY PERIOD BEGINS AND ENDS AT 12:01 AM
EFFECTIVE DATE    12/29/93        STANDARD TIME AT THE PREMISES LOCATION.
EXPIRATION DATE:  12/29/94
--------------------------------------------------------------------------------
CLAIMED INSURED: INDIVIDUAL


LOCATION OF COVERED
PREMISES:
6002 S ASH
TEMPE AZ 85282-6830

--------------------------------------------------------------------------------

COVERAGE AND PROPERTY       LIMITS OF
                                                INSURANCE
   SECTION I
   BUILDINGS S                                $        727,000
   BUSINESS PERSONAL PROPERTY                 EXCLUDER
   LOS OF INCOME                              $ ACTUAL LOS
   SECTION II
   BUSINESS LIABILITY                         $1,000,000
   MEDICAL PAYMENTS                           $5,000
   PRODUCTS-COMPLETED OPERATIONS
   $2,000,000
   (PCO) AGGREGATE
   GENERAL AGGREGATE (OTHER THAN PCO)
   $2,000,000

OCCUPANCY:
MERCANTILE

DEDUCTIBLES-SECTION
I
$ 1,000 BASIC

IN CASE OF LOSS UNDER THIS POLICY, THE DEDUCTIBLE WILL BE APPLIED TO EACH OCCURRENCE AND WILL BE DEDUCTED FROM THE AMOUNT OF THE LOSS. OTHER DEDUCTIBLES MAY APPLY-REFER TO POLICY.

FORMS OPTIONS                 AND ENDORSEMENTS
     SPECIAL FORM 3                                FP-6103
     AMENDATORY ENDORSEMENT                        FE-
6203.1
     TREE   DEBRIS REMOVAL END                     FE-6451
     POLICY ENDORSEMENT -            BUSINESS      FE-
6464

     PROTECTIVE SAFEGUARD       0                  FE-
     6303

POLICY PREMIUM
$       2158 .00

CREDIT
APPLIED:
  SPRINKLER